UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 8, 2007
________________

Peoples-Sidney Financial Corporation
(Exact name of registrant as specified in its charter)
_______________

Delaware	000-22223	311499862
(State or other jurisdiction of	(Commission File)	(IRS Employer
incorporation or organization)	Number	Identification No.)

101 East Court, Sidney, Ohio 45365
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (937) 492-6129
___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 1 - Registrant’s Business and Operations.

Item 1.01. Entry Into a Material Definitive Agreement.

On February 8, 2007, the Registrant’s wholly-owned subsidiary, Peoples Federal Savings and Loan Association (“Peoples Federal”), (i) consented to the issuance of an Order to Cease and Desist (the “OTS Order”) by the Office of Thrift Supervision (“OTS”), and (ii) entered into a Stipulation and Consent to Issuance of an Order to Cease and Desist (the “Stipulation”) with the OTS. The OTS Order and the Stipulation resulted from findings by the OTS that Peoples Federal’s Bank Secrecy Act (“BSA”) compliance program had certain deficiencies in its “independent review” component and that in a few instances Peoples Federal failed to identity and report, pursuant to the provisions of the BSA, certain suspicious transactions. Peoples Federal, which neither admitted nor denied the OTS’ findings, agreed to the OTS Order and the Stipulation to preserve regulatory harmony, and to avoid expensive litigation and diversion of management’s attention from its core business.

The OTS Order, which does not impose any fine or civil money penalty against Peoples Federal, requires People Federal to take certain affirmative corrective actions to comply with its BSA obligations, among them: (i) implementing enhanced customer due diligence procedures for all “higher-risk” customers prior to opening new accounts for such customers; (ii) providing additional employee training designed to facilitate employee identification and reporting of suspicious transactions; (iii) arranging for independent testing for compliance with BSA provisions; and (iv) monitoring, and periodically reporting to the OTS, the status of Peoples Federal’s implementation of the foregoing corrective actions.

Section 9 - Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

The following Exhibit is being furnished herewith:

99.1	Order to Cease and Desist of the Office of Thrift Supervision, dated February 8, 2007.

99.2	Stipulation and Consent to Issuance of an Order to Cease and Desist between the Office of Thrift Supervision and Peoples Federal Savings and Loan Association, dated February 8, 2007.

1

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES-SIDNEY FINANCIAL CORPORATION

By:	/s/ Douglas Stewart
Douglas Stewart
President and Chief Executive Officer

Dated: February 8, 2007

Exhibit Index
Exhibit
Number	Description of Exhibit

99.1	Order to Cease and Desist of the Office of Thrift Supervision, dated February 8, 2007.

99.2	Stipulation and Consent to Issuance of an Order to Cease and Desist between the Office of Thrift Supervision and Peoples Federal Savings and Loan Association, dated February 8, 2007.